SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                         July 26, 2004

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
(Exact Name of Registrant as Specified in its Charter)

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                                  AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
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                                        (Exact Name of Registrant as Specified in its Charter)

     Bermuda                                1-14795                         Not Applicable
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(State or Other Jurisdiction             (Commission                        (IRS Employer
of Incorporation)                        File Number)                       Identification No.)

                                                   44 Church Street
                                                   P.O. Box HM2064
                                                Hamilton HM HX, Bermuda
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                                       (Address of Principal Executive Offices)

Registrant's telephone number, including area code     (441) 295-5688

                                     ------------------------------------------------------------
                                     (Former Name or Former Address, if Changed Since Last Report)

Item 4.         Change in Registrants' Certifying Accountant.

        (a)         On July 26, 2004 American Safety Insurance Holdings, Ltd. (the "Company") dismissed KPMG LLP ("KPMG") as the principal accountant to audit the Company's financial statements. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the two fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through July 26, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure that, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report. During the Company's two most recent fiscal years and the subsequent interim period, the Company has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated July 26, 2004, is filed as Exhibit 16.1 to this Form 8-K.

        (b)         BDO Seidman LLP ("BDO") has been engaged by the Company as its new principal accountants to audit the Company's financial statements for its fiscal year ending December 31, 2004, effective immediately.

Prior to the engagement of BDO, the Company (or someone on behalf of the Company) had not consulted with BDO during its two most recent fiscal years and through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting auditing or financial reporting issue, or (B) the subject of either disagreement or a reportable event defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                                              (Registrant)

Dated:   August 2, 2004                           By:    /s/ Stephen R. Crim
                                                      By:   /s/ STEPHEN R. CRIM
                                                                President and Chief Executive Officer

EXHIBIT INDEX

16.1 Letter from KPMG to the Securities and Exchange Commission dated July 26, 2004.

E-1